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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     ---------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 9, 2000
                                                       ----------------


                                NTL INCORPORATED
               -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


Delaware                         0-30673                       13-4105887
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(State or Other                (Commission                 (IRS Employer
 Jurisdiction of                 File Number)               Identification No.)
   Incorporation)



110 East 59th Street, New York, New York                                10022
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(Address of Principal Executive Offices)                             (Zip Code)


        Registrant's Telephone Number, including area code (212) 906-8440
                                                          ---------------



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 7.    Financial Statements, Pro-Forma Financial Information and Exhibits.
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                  Exhibits

99.1       Press release, issued November 9, 2000
99.2       Slides from November 9, 2000, presentation



Item 9.    Regulation FD Disclosure.
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     NTL  Incorporated  is  furnishing  this  Report  on Form  8-K  pursuant  to
Regulation FD that on November 9, 2000, it announced financial results for the quarter ended September, 30, 2000.

     A copy of the press release relating to the event is attached hereto as an exhibit and incorporated herein by reference, as well as a complete set of slides which are to be presented at the November 9, 2000, investor meeting referenced in the press release.





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                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              NTL INCORPORATED
                                              (Registrant)


                                              By: /s/  Richard J. Lubasch
                                              ---------------------------------
                                              Name:    Richard J. Lubasch
                                              Title:   Executive Vice President-
                                                        General Counsel


Dated: November 9, 2000

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                                  EXHIBIT INDEX
                                  -------------


Exhibit                                                                   Page
-------                                                                   -----

99.1     Press release, issued November 9, 2000
99.2     Slides from November 9, 2000, presentation